UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22436

EntrepreneurShares Series Trust
 (Exact name of registrant as specified in charter)

175 Federal Street, Suite #875
Boston, MA 02110
 (Address of principal executive offices) (Zip code)

Dr. Joel M. Shulman
175 Federal Street, Suite #875
Boston, MA 02110
 (Name and address of agent for service)

(617) 917-2605
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2018

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

Annual Report

June 30, 2018

EntrepreneurShares Global Fund
Entrepreneur U.S. Small Cap Fund
Entrepreneur U.S. Large Cap Fund

Each a series of EntrepreneurShares Series Trust
c/o UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

EntrepreneurShares Series Trust

August 1, 2018

Dear Shareholders:

We are enclosing the report for results covering the fiscal period July 1, 2017 through June 30, 20181.

We are pleased to report that the equity markets in the past year provided relatively strong performance, compared to historical levels. Moreover, the performance of the Entrepreneur strategy, generally speaking, behaved in a manner consistent with expectations across all three mutual funds. Further, we continue to be encouraged, that regardless of performance, we see opportunities to learn and improve from prior periods.

Our three mutual funds, the Entrepreneur U.S. Large Cap Fund, the Entrepreneur U.S. Small Cap Fund, and the EntrepreneurShares Global Fund, are marked against the S&P 500 Total Return Index, the Russell 2000 Total Return Index, and the MSCI World Index (Net)2, respectively.

During the last fiscal year, our U.S. Large Cap Fund (IMPLX) generated 28.67% vs. 14.37% for the S&P 500 Total Return Index, the U.S. Small Cap Fund (IMPAX) generated 32.42% vs. 17.57% for the Russell 2000 Total Return Index, and our Global Fund (ENTIX) generated 18.65% vs. 11.09% for the MSCI World Index.

All of our Entrepreneur mutual funds and have returned above average Up-Capture and Down-Capture and have generally met or outperformed their benchmarks during this time period. Several key factors need to be addressed. First, our models work best during periods of market appreciation and low volatility. Our historical above average Up-Capture suggests that when markets rise, our Entrepreneurial stocks tend to rise faster. The corollary also tends to hold true: our above average Down-Capture suggests that during periods of market decline our Entrepreneurial stocks tend to fall faster than peer benchmarks. Another important distinguishing characteristic is that the majority of our alpha-generating Entrepreneurial stocks tend to fall in the growth and high beta classification and reside within the Information Technology, Consumer Discretionary and Health Care sectors. When equity markets favor these sectors or growth and high beta stocks, our Entrepreneur portfolios tend to out-perform the markets. Such was the case for much of the recent fiscal period.

The top performing sectors for our U.S. Large Cap Fund were Consumer Discretionary, Information Technology, Energy, and Materials. The Fund’s sector performance versus the S&P 500 for the year was; 52.26% vs. 23.51%, 43.15% vs. 31.27%, 40.14% vs. 21.01% and 34.35% vs. 9.85%, respectively. The U.S. Large Cap Entrepreneur Fund outperformed its benchmark in the four top sector areas as well as outperformed its benchmark overall.

We are pleased to report that during the fiscal year, the Entrepreneur U.S. Small Cap was a strong performing fund. The top performing sectors for our Entrepreneur Small Cap Fund were Health Care, Information Technology, Energy, and Consumer Discretionary. The Fund’s sector performance versus the Russell 2000 Total Return Index for the year was; 28.52% vs. 29.44%, 40.05% vs. 20.46%, 65.07% vs. 20.23%, and 46.04% vs. 18.73%, respectively. Some additional discrepancy between the U.S. Small Cap Fund and the Russell 2000 Total Return Index can be attributed to sector weighting. Entrepreneur Small Cap’s weight in Utilities was 0.00% vs. the benchmark’s 7.60% weight. The discrepancy for Materials due to 3.39% underweight for Entrepreneur Small Cap, and Real Estate due to 4.81% underweight for Entrepreneur Small Cap. Areas that enabled Entrepreneur Small Cap  to outperform the Russell 2000 Total Return Index included Information Technology, a 10.86% over-weight in Health Care and strong returns in Consumer Discretionary. Each of these strong areas enabled Entrepreneur U.S. Small Cap  to produce a relatively strong year.

________________

[1]	Performance based off the period June 30, 3017 through June 29, 2018. July 1, 2017 fell on a Saturday, therefore is not a trade date.
Performance Source: Bloomberg
[2]
Reflects no deduction for fees, expenses or taxes. MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. The Fund believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index.

EntrepreneurShares Series Trust

The Entrepreneur Global Fund, also provided a relatively strong year, beating its benchmark by 756 Basis Points. We note that the best performing sectors for MSCI The World Index were Energy, Information Technology, Financials, and Industrials. The Fund’s performance vs. the benchmark for the period was; 36.09% vs. 25.57%, 32.82% vs. 28.35%, 29.60% vs. 4.88%, and 25.72% vs. 8.11%, respectively. The strongest relative areas for the Global Fund versus the MSCI World Index was in the Financial sector and Information Technology. The strongest contributors to above-average, relative performance (compared to benchmark), can best be explained by the relative over-weight in the Information Technology sector (overweight by +5.69% vs. benchmark) In the case of Financials, not unlike the U.S. Large Cap Fund and the U.S. Small Cap Fund, the Global Fund experienced outperformance among Financial stocks.

We note that in each of our three funds the Information Technology sector provided among the best performance. The top three performing sectors for each Fund follows: For the U.S. Large Cap Fund, Consumer Discretionary, Information Technology, and Energy were the top performing sectors; for U.S. Small Cap Fund, Information Technology, Health Care, and Consumer Discretionary were the top performers; and for the Global Fund the top performers were Financials, Information Technology, and Industrials. Moreover, as in most years, we note that the patterns of returns were very uneven during the fiscal period July 1, 2017 to June 30, 2018. Alpha generation (or lost performance) does not accrue in a discrete, even pattern. Our strategy tends to work best over extended periods of time.

As a closing summary to this report, we are humbled to have been recognized for strong performance, relative to our benchmarks, in each of our funds. We continue to learn and constantly strive to perform better, year after year. Though we obviously cannot predict the future or market direction, we remain optimistic that the basic premise of the Entrepreneur model is intact, productive and operating accordingly.  Current research suggests that we may, in fact, have developed an “Entrepreneur Factor” that may provide explanatory value over and above other Factors (e.g. Market, Size, Style, Momentum, Sector, etc.).  If true, then we believe there will be many exciting developments to share with our investors in the years to come. Moreover, we hope the key Entrepreneur sectors of Health Care, Information Technology and Consumer Discretionary will continue to offer strong returns to investors, over an extended period.

We extend our gratitude for your continued support and look forward to sharing more updates with you in the future.

Sincerely,

Joel Shulman Ph.D., CFA
Founder and Chief Investment Officer

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-271-8811 or visiting www.ershares.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a full prospectus which contains this and other information about the Funds offered by EntrepreneurShares, call 1-877-271-8811. Please read the full prospectus carefully before investing. The Mutual Funds are distributed by Rafferty Capital Markets, LLC and the ETF is distributed by Foreside Fund Services, LLC.

The EntrepreneurShares Global Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Entrepreneur U.S. All Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Entrepreneur U.S. Large Cap Fund is exposed to common stock risk. Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Additional risks are detailed in the prospectus.

EntrepreneurShares Series Trust

The MSCI The World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Russell 2000 Total Return Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The S&P 500 Total Return Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Returns assume the reinvestments of all dividends.

Beta:  Beta is a measure of the volatility of a portfolio in comparison to a benchmark index. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index. Standard deviation measures historical volatility.

Up Capture:  The Up Capture ratio is the statistical measure of an investment manager’s performance in up-markets.

Down Capture: The Down Capture ratio is the statistical measure of an investment manager’s performance in down-markets.

One cannot invest directly in an index.

Diversification does not guarantee a profit or assure against a loss.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

EntrepreneurShares Global Fund

PERFORMANCE HIGHLIGHTS (Unaudited)

EntrepreneurShares Global Fund vs. MSCI The World Index
Value of $10,000 Investment

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on November 11, 2010 (commencement of operations of the Fund).  Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower/higher had the expenses not been waived or absorbed/recovered by the Advisor. The Fund’s total net operational expenses, including underlying Funds, were 1.70% per the November 1, 2017 prospectus.

MSCI The World Index – A free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets.  Returns assume the reinvestments of all dividends.

Total Annualized Returns for the year or period ended June 30, 2018

			Since
			Inception
	1-Year	5-Year	(11/11/10)
EntrepreneurShares Global Fund – Institutional Class	18.65%	11.75%	10.08%
MSCI The World Index	11.09%	9.94%	9.20%

Entrepreneur U.S. Small Cap Fund

PERFORMANCE HIGHLIGHTS (Unaudited)

Entrepreneur U.S. Small Cap Fund vs. Russell 2000 Total Return Index
Value of $10,000 Investment

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on December 17, 2013 (commencement of operations of the Fund).  Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total net operational expenses, including underlying Funds, were 0.85% per the November 1, 2017 prospectus.

Russell 2000 Total Return Index – A subset of the Russell 3000® Total Return Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Returns assume the reinvestments of all dividends.

Total Annualized Returns for the year or period ended June 30, 2018

		Since
		Inception
	1-Year	(12/17/13)
Entrepreneur U.S. Small Cap Fund – Institutional Class	32.42%	13.87%
Russell 2000 Total Return Index	17.57%	10.34%

Entrepreneur U.S. Large Cap Fund

PERFORMANCE HIGHLIGHTS (Unaudited)

Entrepreneur U.S. Large Cap Fund vs. S&P 500 Total Return Index
Value of $10,000 Investment

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on June 30, 2014 (commencement of operations of the Fund).  Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total net operational expenses, including underlying Funds, were 0.75% per the November 1, 2017 prospectus.

S&P 500 Total Return Index – Includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Returns assume the reinvestments of all dividends.

Total Annualized Returns for the year or period ended June 30, 2018

		Since
		Inception
	1-Year	(6/30/14)
Entrepreneur U.S. Large Cap Fund – Institutional Class	28.67%	13.50%
S&P 500 Total Return Index	14.37%	10.79%

EntrepreneurShares Global Fund

SECTOR ALLOCATION(1)
June 30, 2018 (Unaudited)

As a Percentage of Total Investments

TOP TEN HOLDINGS(1)(2)
as of June 30, 2018 (Unaudited)

Issuer	% of Net Assets
Amazon.com, Inc.	2.76%
Fevertree Drinks PLC	2.41%
salesforce.com, Inc.	2.34%
Sino Biopharmaceutical Ltd.	2.22%
GMO internet, Inc.	2.19%
Vision, Inc.	2.17%
Constellation Software, Inc.	2.10%
Jazz Pharmaceuticals PLC	2.07%
Netflix, Inc.	2.06%
Colliers International Group, Inc.	2.05%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

Entrepreneur U.S. Small Cap Fund

SECTOR ALLOCATION(1)
June 30, 2018 (Unaudited)

As a Percentage of Total Investments

TOP TEN HOLDINGS(1)(2)
as of June 30, 2018 (Unaudited)

Issuer	% of Net Assets
EPAM Systems, Inc.	1.64%
Natera, Inc.	1.53%
World Wrestling Entertainment, Inc. – Class A	1.46%
Monolithic Power Systems, Inc.	1.45%
Masimo Corp.	1.43%
Matador Resources Co.	1.42%
Nutanix, Inc. – Class A	1.42%
Texas Roadhouse, Inc.	1.42%
Supernus Pharmaceuticals, Inc.	1.42%
RingCentral, Inc. – Class A	1.40%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

Entrepreneur U.S. Large Cap Fund

SECTOR ALLOCATION(1)
June 30, 2018 (Unaudited)

As a Percentage of Total Investments

TOP TEN HOLDINGS(1)(2)
as of June 30, 2018 (Unaudited)

Issuer	% of Net Assets
Amazon.com, Inc.	7.18%
Alphabet, Inc. – Class A	5.83%
Facebook, Inc. – Class A	5.67%
Netflix, Inc.	5.21%
salesforce.com, Inc.	3.38%
NVIDIA Corp.	3.35%
Apple, Inc.	3.32%
Las Vegas Sands Corp.	2.65%
UnitedHealth Group, Inc.	2.57%
BlackRock, Inc.	2.51%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

EntrepreneurShares Series Trust

EXPENSE EXAMPLE
June 30, 2018 (Unaudited)

As a shareholder of the EntrepreneurShares Global Fund, the Entrepreneur U.S. Small Cap Fund, or the Entrepreneur U.S. Large Cap Fund (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on shares held less than 5 business days and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other specific expenses for the Funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expense comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during the period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help determine the relevant total cost of owning different funds. In addition, if these transactional costs were included, shareholder costs would be higher.

EntrepreneurShares Global Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	January 1, 2018 –
	January 1, 2018	June 30, 2018	June 30, 2018
Institutional Class – Actual(2)	$1,000.00	$1,047.60	$8.63
Institutional Class – Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.37	$8.50

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(2)	Based on actual returns for the six-month period ended June 30, 2018 of 4.76%.

Entrepreneur U.S. Small Cap Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	January 1, 2018 –
	January 1, 2018	June 30, 2018	June 30, 2018
Institutional Class – Actual(2)	$1,000.00	$1,207.10	$4.66
Institutional Class – Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.57	$4.27

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(2)	Based on actual returns for the six-month period ended June 30, 2018 of 20.71%.

EntrepreneurShares Series Trust

EXPENSE EXAMPLE (Continued)
June 30, 2018 (Unaudited)

Entrepreneur U.S. Large Cap Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	January 1, 2018 –
	January 1, 2018	June 30, 2018	June 30, 2018
Institutional Class – Actual(2)	$1,000.00	$1,131.10	$3.97
Institutional Class – Hypothetical
(5% return before expenses)	$1,000.00	$1,021.07	$3.76

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(2)	Based on actual returns for the six-month period ended June 30, 2018 of 13.11%.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS
June 30, 2018

Shares		Fair Value
	COMMON STOCKS – 94.7%
	Apparel & Textile Products – 1.4%
31,580	Gildan Activewear, Inc.[1]	$889,486

	Asset Management – 3.5%
2,143	BlackRock, Inc.	1,069,442
1,551	Partners Group Holding A.G.[1]	1,139,405
		2,208,847
	Banking – 1.9%
12,081	First Republic Bank	1,169,320

	Biotechnology & Pharmaceutical – 10.1%
10,799	Galapagos N.V.*,[1]	995,531
6,107	Genmab A/S*,[1]	942,660
7,579	Jazz Pharmaceuticals PLC*	1,305,862
2,730	Regeneron Pharmaceuticals, Inc.*	941,823
912,678	Sino Biopharmaceutical Ltd.[1]	1,400,612
6,735	United Therapeutics Corp.*	762,065
		6,348,553

	Chemicals – 1.1%
1,611,395	Fufeng Group Ltd.[1]	725,021

	Commercial Services – 4.5%
6,694	Cintas Corp.	1,238,859
90,129	Clipper Logistics PLC[1]	501,972
51,700	JAC Recruitment Co., Ltd.[1]	1,116,513
		2,857,344

	Consumer Products – 2.4%
33,993	Fevertree Drinks PLC[1]	1,520,869

	Containers & Packaging – 0.6%
319,472	Nine Dragons Paper Holdings Ltd.[1]	407,199

	Electrical Equipment – 2.0%
16,641	Cognex Corp.	742,355
7,191	Renishaw PLC[1]	503,000
		1,245,355

	Health Care Facilities & Services – 1.6%
8,984	Universal Health Services, Inc. – Class B	1,001,177

	Institutional Financial Services – 3.2%
15,335	Intercontinental Exchange, Inc.	1,127,889
14,389	SEI Investments Co.	899,601
		2,027,490

	Insurance – 3.4%
19,528	Athene Holding Ltd. – Class A*	856,108
6,837	Berkshire Hathaway, Inc. – Class B*	1,276,126
		2,132,234

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2018

Shares		Fair Value
	Iron & Steel – 1.7%
23,135	Steel Dynamics, Inc.	$1,063,053

	Leisure Products – 1.7%
24,272	Spin Master Corp.*,[1,2]	1,076,150

	Media – 11.6%
911	Alphabet, Inc. – Class A*	1,028,692
6,371	Facebook, Inc. – Class A*	1,238,013
58,073	GMO internet, Inc.[1]	1,384,227
3,321	Netflix, Inc.*	1,299,939
68,940	SEEK Ltd.[1]	1,112,692
9,088	VeriSign, Inc.*	1,248,873
		7,312,436

	Oil, Gas & Coal – 5.2%
19,098	Continental Resources, Inc.*	1,236,786
58,666	Kinder Morgan, Inc.	1,036,628
33,188	Parsley Energy, Inc. – Class A*	1,004,933
		3,278,347

	Real Estate – 5.2%
16,988	Colliers International Group, Inc.[1]	1,292,416
77,350	Hemfosa Fastigheter A.B.[1]	905,042
16,660	Prologis, Inc. – REIT	1,094,396
		3,291,854

	Retail – Consumer Staples – 2.8%
20,187	Alimentation Couche-Tard, Inc. – Class B1	876,915
15,073	Walgreens Boots Alliance, Inc.	904,606
		1,781,521

	Retail – Discretionary – 5.2%
1,023	Amazon.com, Inc.*	1,738,896
112,116	Rakuten, Inc.[1]	758,883
28,564	Ted Baker PLC[1]	812,021
		3,309,800

	Semiconductors – 3.0%
11,842	Microchip Technology, Inc.	1,077,030
3,447	NVIDIA Corp.	816,594
		1,893,624

	Software – 10.2%
15,392	Cerner Corp.*	920,287
10,063	Check Point Software Technologies Ltd.*,[1]	982,954
1,707	Constellation Software, Inc.[1]	1,323,779
2,795	NetEase, Inc. – ADR[1]	706,212
10,837	salesforce.com, Inc.*	1,478,167
12,219	Synopsys, Inc.*	1,045,580
		6,456,979

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2018

Shares		Fair Value
	Specialty Finance – 5.0%
82,339	Financial Products Group Co., Ltd.[1]	$1,062,751
5,423	FleetCor Technologies, Inc.*	1,142,355
43,923	Plus500 Ltd.[1]	936,197
		3,141,303

	Technology Services – 2.0%
7,144	Teleperformance[1]	1,262,276

	Telecom – 3.8%
14,080	SoftBank Group Corp.[1]	1,013,953
40,663	Vision, Inc.*,[1]	1,366,268
		2,380,221

	Transportation & Logistics – 1.6%
4,427	FedEx Corp.	1,005,194
	TOTAL COMMON STOCKS (Cost $51,424,404)	59,785,653

	SHORT-TERM INVESTMENTS – 5.3%
3,327,399	Fidelity Investments Treasury Only Portfolio – Institutional Class, 1.710%[3]	3,327,399
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,327,399)	3,327,399

	Total Investments – 100.0% (Cost $54,751,803)	63,113,052
	Liabilities in Excess of Other Assets – (0.0)%	(30,815)
	TOTAL NET ASSETS – 100.0%	$63,082,237

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trusts
*	Non-income producing security.
[1]	Global Security, as classified by the Fund’s Investment Advisor, in accordance to the definition in the Fund’s prospectus.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,076,150 which represents 1.7% of Net Assets.

[3]	The rate is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2018

Percent of Net
Country of Risk	Assets
United States	57.2%
Japan	10.6%
Canada	8.6%
United Kingdom	5.3%
Israel	3.0%
Hong Kong	2.9%
China	2.3%
France	2.0%
Switzerland	1.8%
Australia	1.8%
Belgium	1.6%
Denmark	1.5%
Sweden	1.4%
100.0%

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

SCHEDULE OF INVESTMENTS
June 30, 2018

Shares		Fair Value
	COMMON STOCKS – 93.8%
	Asset Management – 1.1%
43,841	Cohen & Steers, Inc.	$1,828,608
3	Main Street Capital Corp.	106
		1,828,714

	Banking – 3.2%
58,412	Live Oak Bancshares, Inc.	1,790,328
26,429	Pinnacle Financial Partners, Inc.	1,621,419
28,291	Preferred Bank	1,738,765
		5,150,512

	Biotechnology & Pharmaceutical – 17.8%
88,416	Aclaris Therapeutics, Inc.*	1,765,668
40,682	Assembly Biosciences, Inc.*	1,595,141
117,439	Corcept Therapeutics, Inc.*	1,846,141
24,084	Eagle Pharmaceuticals, Inc.*	1,822,195
47,268	Editas Medicine, Inc.*	1,693,612
48,535	Global Blood Therapeutics, Inc.*	2,193,782
96,352	Kura Oncology, Inc.*	1,753,606
12,412	Loxo Oncology, Inc.*	2,153,234
6,605	Madrigal Pharmaceuticals, Inc.*	1,847,353
95,755	Omeros Corp.*	1,736,996
36,297	Puma Biotechnology, Inc.*	2,146,968
37,765	Supernus Pharmaceuticals, Inc.*	2,260,235
37,524	TESARO, Inc.*	1,668,692
27,074	Ultragenyx Pharmaceutical, Inc.*	2,081,178
15,319	United Therapeutics Corp.*	1,733,345
		28,298,146

	Commercial Services – 2.4%
79,978	Care.com, Inc.*	1,669,940
23,235	Insperity, Inc.	2,213,134
		3,883,074

	Consumer Products – 4.7%
59,933	Hain Celestial Group, Inc.*	1,786,003
33,079	Inter Parfums, Inc.	1,769,727
13,457	J&J Snack Foods Corp.	2,051,789
17,336	National Beverage Corp.*	1,853,218
		7,460,737

	Gaming, Lodging & Restaurants – 2.6%
34,579	Cheesecake Factory, Inc.	1,903,920
34,524	Texas Roadhouse, Inc.	2,261,667
		4,165,587

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2018

Shares		Fair Value
	Hardware – 5.6%
98,657	Casa Systems, Inc.*	$1,611,069
43,994	Nutanix, Inc. – Class A*	2,268,771
38,316	Roku, Inc.*	1,633,028
70,957	Super Micro Computer, Inc.*	1,678,133
39,359	Vicor Corp.*	1,714,084
		8,905,085

	Health Care Facilities & Services – 2.6%
39,771	Medpace Holdings, Inc.*	1,710,153
129,341	Natera, Inc.*	2,434,198
		4,144,351

	Home & Office Products – 1.1%
39,856	Meritage Homes Corp.*	1,751,671

	Institutional Financial Services – 1.2%
32,249	Moelis & Co. – Class A	1,891,404

	Insurance – 1.1%
45,587	Trupanion, Inc.*	1,759,658

	Iron & Steel – 1.1%
37,455	Steel Dynamics, Inc.	1,721,057

	Media – 7.3%
46,287	Carvana Co.*	1,925,539
366,168	Entravision Communications Corp. – Class A	1,830,840
65,365	HealthStream, Inc.	1,785,118
36,375	Shutterstock, Inc.*	1,726,358
22,041	Trade Desk, Inc. – Class A*	2,067,446
31,932	World Wrestling Entertainment, Inc. – Class A	2,325,288
		11,660,589

	Medical Equipment & Devices – 5.0%
36,293	Genomic Health, Inc.*	1,829,167
51,542	LeMaitre Vascular, Inc.	1,725,626
23,302	Masimo Corp.*	2,275,441
41,276	Merit Medical Systems, Inc.*	2,113,331
		7,943,565

	Oil, Gas & Coal – 3.8%
75,559	Matador Resources Co.*	2,270,548
62,856	Parsley Energy, Inc. – Class A*	1,903,280
257,591	W&T Offshore, Inc.*	1,841,775
		6,015,603

	Real Estate – 2.3%
69,507	GEO Group, Inc. – REIT	1,914,223
123,880	Medical Properties Trust, Inc. – REIT	1,739,275
		3,653,498

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2018

Shares		Fair Value
	Renewable Energy – 1.0%
138,014	Ameresco, Inc. – Class A*	$1,656,168

	Retail – Consumer Staples – 1.3%
29,148	Ollie’s Bargain Outlet Holdings, Inc.*	2,113,230

	Retail – Discretionary – 2.1%
59,958	Stitch Fix, Inc. – Class A*	1,645,247
224,538	Tile Shop Holdings, Inc.	1,728,943
		3,374,190

	Semiconductors – 2.5%
7,341	IPG Photonics Corp.*	1,619,645
17,360	Monolithic Power Systems, Inc.	2,320,511
		3,940,156

	Software – 11.8%
48,389	Alteryx, Inc.*	1,846,524
28,821	Appfolio, Inc. – Class A*	1,762,404
51,998	Apptio, Inc.*	1,882,328
72,047	Box, Inc. *	1,800,455
17,048	HubSpot, Inc.*	2,137,819
20,306	New Relic, Inc.*	2,042,581
22,370	Paycom Software, Inc.*	2,210,827
34,512	Pegasystems, Inc.	1,891,258
30,835	SS&C Technologies Holdings, Inc.	1,600,336
20,947	Veeva Systems, Inc. – Class A*	1,609,986
		18,784,518

	Specialty Finance – 3.3%
18,982	Euronet Worldwide, Inc.*	1,590,122
28,530	Green Dot Corp. – Class A*	2,093,817
7,473	LendingTree, Inc.*	1,597,727
		5,281,666

	Technology Services – 3.8%
21,027	EPAM Systems, Inc.*	2,614,287
42,002	Forrester Research, Inc.	1,761,984
50,444	TTEC Holdings, Inc.	1,742,840
		6,119,111

	Telecommunications – 4.0%
38,467	Cogent Communications Holdings, Inc.	2,054,138
31,637	RingCentral, Inc. – Class A*	2,225,663
38,473	Twilio, Inc. – Class A*	2,155,258
		6,435,059

	Transportation & Logistics – 1.1%
54,809	Covenant Transportation Group, Inc. – Class A*	1,726,484
	TOTAL COMMON STOCKS (Cost $107,373,853)	149,663,833

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2018

Shares		Fair Value
	SHORT-TERM INVESTMENTS – 6.2%
9,849,729	Fidelity Investments Treasury Only Portfolio – Institutional Class, 1.710[1]	$9,849,729
	TOTAL SHORT-TERM INVESTMENTS (Cost $9,849,729)	9,849,729

	Total Investments – 100.0% (Cost $117,223,582)	159,513,562
	Liabilities in Excess of Other Assets – (0.0)%	(78,211)
	TOTAL NET ASSETS – 100.0%	$159,435,351

Percentages are stated as a percent of net assets.
REIT –  Real Estate Investment Trusts
*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

SCHEDULE OF INVESTMENTS
June 30, 2018

Shares		Fair Value
	COMMON STOCKS – 97.1%
	Aerospace & Defense – 0.9%
5,052	Huntington Ingalls Industries, Inc.	$1,095,223

	Asset Management – 2.5%
6,251	BlackRock, Inc.	3,119,499

	Banking – 1.5%
19,345	First Republic Bank	1,872,402

	Biotechnology & Pharmaceutical – 5.5%
43,378	Exelixis, Inc.*	933,495
23,866	Ionis Pharmaceuticals, Inc.*	994,496
7,699	Jazz Pharmaceuticals PLC*	1,326,538
7,582	Regeneron Pharmaceuticals, Inc.*	2,615,714
8,206	United Therapeutics Corp.*	928,509
		6,798,752

	Commercial Services – 1.1%
7,725	Cintas Corp.	1,429,666

	Consumer Products – 3.1%
23,716	Brown-Forman Corp. – Class B	1,162,321
6,652	Constellation Brands, Inc. – Class A	1,455,923
20,719	Monster Beverage Corp.*	1,187,199
		3,805,443

	Gaming, Lodging & Restaurants – 4.1%
4,235	Chipotle Mexican Grill, Inc.*	1,826,852
43,116	Las Vegas Sands Corp.	3,292,338
		5,119,190

	Hardware – 4.3%
22,299	Apple, Inc.	4,127,768
4,683	Arista Networks, Inc.*	1,205,826
		5,333,594

	Health Care Facilities & Services – 3.8%
13,021	UnitedHealth Group, Inc.	3,194,572
13,890	Universal Health Services, Inc. – Class B	1,547,902
		4,742,474

	Institutional Financial Services – 3.3%
37,249	Intercontinental Exchange, Inc.	2,739,664
21,554	SEI Investments Co.	1,347,556
		4,087,220

	Iron & Steel – 1.3%
34,241	Steel Dynamics, Inc.	1,573,374

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2018

Shares		Fair Value
	Media – 16.7%
6,428	Alphabet, Inc. – Class A*	$7,258,433
36,275	Facebook, Inc. – Class A*	7,048,958
16,548	Netflix, Inc.*	6,477,384
		20,784,775

	Medical Equipment & Devices – 2.3%
11,385	Danaher Corp.	1,123,472
3,654	Intuitive Surgical, Inc.*	1,748,366
		2,871,838

	Oil, Gas & Coal – 3.8%
37,834	Continental Resources, Inc.*	2,450,130
60,227	Kinder Morgan, Inc.	1,064,211
40,566	Parsley Energy, Inc. – Class A*	1,228,338
		4,742,679

	Real Estate – 3.7%
13,892	Alexandria Real Estate Equities, Inc. – REIT	1,752,754
42,812	Prologis, Inc. – REIT	2,812,320
		4,565,074

	Retail – Consumer Staples – 0.8%
16,387	Walgreens Boots Alliance, Inc.	983,466

	Retail – Discretionary – 8.3%
5,254	Amazon.com, Inc.*	8,930,749
32,881	Urban Outfitters, Inc.*	1,464,849
		10,395,598

	Semiconductors – 6.1%
6,475	IPG Photonics Corp.*	1,428,579
22,061	Microchip Technology, Inc.	2,006,448
17,620	NVIDIA Corp.	4,174,178
		7,609,205

	Software – 14.2%
24,892	Akamai Technologies, Inc.*	1,822,841
9,260	athenahealth, Inc.*	1,473,636
30,773	Cerner Corp.*	1,839,918
26,156	Fortinet, Inc.*	1,632,919
30,835	salesforce.com, Inc.*	4,205,894
23,211	SS&C Technologies Holdings, Inc.	1,204,651
18,804	Synopsys, Inc.*	1,609,058
20,507	Veeva Systems, Inc. – Class A*	1,576,168
18,681	Workday, Inc. – Class A*	2,262,643
		17,627,728

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2018

Shares		Fair Value
	Specialty Finance – 3.6%
9,625	FleetCor Technologies, Inc.*	$2,027,506
40,511	Square, Inc. – Class A*	2,497,098
		4,524,604

	Technology Services – 1.6%
4,768	CoStar Group, Inc.*	1,967,420

	Telecommunications – 2.4%
21,325	RingCentral, Inc. – Class A*	1,500,213
42,237	Zayo Group Holdings, Inc.*	1,540,806
		3,041,019

	Transportation & Logistics – 2.2%
12,188	FedEx Corp.	2,767,407
	TOTAL COMMON STOCKS (Cost $83,629,301)	120,857,650

	SHORT-TERM INVESTMENTS – 2.9%
3,559,696	Fidelity Investments Treasury Only Portfolio – Institutional Class, 1.710%[1]	3,559,696
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,559,696)	3,559,696

	Total Investments – 100.0% (Cost $87,188,997)	124,417,346
	Liabilities in Excess of Other Assets – (0.0)%	(25,165)
	TOTAL NET ASSETS – 100.0%	$124,392,181

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
REIT – Real Estate Investment Trusts
*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2018

	EntrepreneurShares	Entrepreneur	Entrepreneur
	Global	U.S. Small	U.S. Large
	Fund	Cap Fund	Cap Fund
ASSETS:
Investments, at cost	$54,751,803	$117,223,582	$87,188,997
Investments, at value	$63,113,052	$159,513,562	$124,417,346
Cash	—	—	14,459
Receivables:
Dividends and interest	75,509	67,364	37,688
Fund shares sold	—	—	24,756
Prepaid expenses	11,182	11,501	11,731
Total assets	63,199,743	159,592,427	124,505,980

LIABILITIES:
Payables:
Investment securities purchased	—	97	—
Fund shares redeemed	—	—	1,003
Due to custodian	—	4,848	—
Advisory fees	76,650	89,989	58,337
Auditing fees	19,705	19,705	19,705
Legal fees	7,673	21,856	18,076
Custody fees	2,961	991	709
Fund accounting and administration fees	2,694	6,723	5,317
Transfer agent fees and expenses	2,310	3,044	3,528
Trustees’ fees and expenses	1,187	2,580	2,211
Shareholder reporting fees	1,136	3,170	2,657
Pricing fees	1,088	816	565
Chief Compliance Officer fees	7	161	126
Accrued other expenses	2,102	3,257	1,691
Total liabilities	117,506	157,076	113,799

NET ASSETS	$63,082,237	$159,435,351	$124,392,181

COMPONENTS OF NET ASSETS:
Paid-in capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$53,231,145	$96,621,352	$85,002,720
Accumulated net realized gain on investments and
foreign currency transactions	1,492,388	20,524,002	2,161,104
Unrealized appreciation (depreciation) on:
Investments	8,361,249	42,289,980	37,228,349
Foreign currency translations	(2,545)	17	8
NET ASSETS	$63,082,237	$159,435,351	$124,392,181

Institutional Class:
Shares of beneficial interest issued and outstanding	3,926,354	10,443,567	8,431,441
Net asset value per share	$16.07	$15.27	$14.75

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

STATEMENTS OF OPERATIONS
For the year ended June 30, 2018

	EntrepreneurShares	Entrepreneur	Entrepreneur
	Global	U.S. Small	U.S. Large
	Fund	Cap Fund	Cap Fund
INVESTMENT INCOME:
Dividend income*	$485,019	$918,951	$676,632
Interest income	30,865	72,116	34,201
Total investment income	515,884	991,067	710,833

EXPENSES:
Advisory fees	611,120	1,006,939	729,568
Fund accounting and administration fees	29,810	77,317	65,504
Custody fees	21,104	7,327	9,140
Auditing fees	20,515	20,510	20,511
Transfer agent fees and expenses	16,957	23,741	24,775
Registration fees	15,112	13,553	13,081
Pricing expense	8,433	6,760	4,827
Miscellaneous	7,424	10,142	7,095
Legal fees	7,172	20,049	16,831
Trustees’ fees and expenses	3,582	9,849	8,548
Shareholder reporting fees	2,916	5,977	6,365
Insurance fees	1,333	6,205	4,436
Chief Compliance Officer fees	611	2,044	1,805
Total expenses	746,089	1,210,413	912,486
Advisory fees recovered/(waived)	85,034	(69,215)	(70,676)
Net expenses	831,123	1,141,198	841,810
NET INVESTMENT LOSS	(315,239)	(150,131)	(130,977)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,204,507	26,860,779	7,039,667
Foreign currency transactions	(665)	—	—
Net realized gain	2,203,842	26,860,779	7,039,667
Net change in unrealized appreciation/depreciation on:
Investments	5,408,733	12,222,888	20,911,178
Foreign currency translations	(2,608)	17	8
Net change in unrealized appreciation/depreciation	5,406,125	12,222,905	20,911,186
Net realized and unrealized gain	7,609,967	39,083,684	27,950,853
NET INCREASE IN NET ASSETS
FROM OPERATIONS	$7,294,728	$38,933,553	$27,819,876
* Net of foreign tax withheld of:	$36,056	$—	$—

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(315,239)	$(127,789)
Net realized gain on investments and foreign currency transactions	2,203,842	3,033,705
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	5,406,125	2,340,735
Net increase in net assets resulting from operations	7,294,728	5,246,651

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net realized gains	(3,034,872)	—
Total distributions to shareholders	(3,034,872)	—

CAPITAL TRANSACTIONS:
Institutional Class
Proceeds from shares sold	31,491,725	324,310
Reinvestment of distributions	2,898,919	—
Cost of shares redeemed[1]	(2,501,250)	(419,557)
Net increase (decrease) in net assets from capital transactions	31,889,394	(95,247)

TOTAL INCREASE IN NET ASSETS	36,149,250	5,151,404

NET ASSETS:
Beginning of year	26,932,987	21,781,583
End of year	$63,082,237	$26,932,987

[1]	Net of redemption fee proceeds of $40 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(150,131)	$197,201
Net realized gain on investments	26,860,779	12,964,649
Net change in unrealized appreciation/depreciation on investments	12,222,905	26,882,423
Net increase in net assets resulting from operations	38,933,553	40,044,273

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	—	(256,005)
From net realized gains	(12,726,215)	—
Total distributions to shareholders	(12,726,215)	(256,005)

CAPITAL TRANSACTIONS:
Institutional Class
Proceeds from shares sold	937,472	338,231
Reinvestment of distributions	12,645,894	253,729
Cost of shares redeemed	(1,202,626)	(50,237,062)
Retail Class[1]
Proceeds from shares sold	—	10,000
Cost of shares redeemed[2]	(11,280)	—
Net increase (decrease) in net assets from capital transactions	12,369,460	(49,635,102)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,576,798	(9,846,834)

NET ASSETS:
Beginning of year	120,858,553	130,705,387
End of year	$159,435,351	$120,858,553
Accumulated net investment loss	$—	$(14,521)

[1]	Inception date of Retail Class was March 10, 2017. The Retail Class was liquidated on July 31, 2017.
[2]	Net of redemption fee proceeds of $6 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(130,977)	$318,015
Net realized gain on investments	7,039,667	6,025,810
Net change in unrealized appreciation/depreciation on investments	20,911,186	11,686,488
Net increase in net assets resulting from operations	27,819,876	18,030,313

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(74,946)	(512,197)
From net realized gains	(10,089,163)	(984,631)
Total distributions to shareholders	(10,164,109)	(1,496,828)

CAPITAL TRANSACTIONS:
Institutional Class
Proceeds from shares sold	4,156,907	3,755,788
Reinvestment of distributions	9,867,252	1,434,053
Cost of shares redeemed[1]	(15,111,059)	(2,394,894)
Net increase (decrease) in net assets from capital transactions	(1,086,900)	2,794,947

TOTAL INCREASE IN NET ASSETS	16,568,867	19,328,432

NET ASSETS:
Beginning of year	107,823,314	88,494,882
End of year	$124,392,181	$107,823,314
Accumulated net investment income	$—	$74,747

[1]	Net of redemption fee proceeds of $3,066 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended June 30,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$14.65	$11.81	$12.19	$13.19	$11.82

Income from investment operations:
Net investment loss[1]	(0.10)	(0.07)	(0.07)	(0.08)	(0.03)
Net realized and unrealized
gain (loss) on investments	2.77	2.91	(0.27)	0.48	2.10
Total from investment operations	2.67	2.84	(0.34)	0.40	2.07

Less distributions:
From net investment income	—	—	(0.04)	—	—
From net realized gain	(1.25)	—	—	(1.40)	(0.70)
Total distributions	(1.25)	—	(0.04)	(1.40)	(0.70)
Net asset value, end of year	$16.07	$14.65	$11.81	$12.19	$13.19

Total return[2]	18.65%	24.05%	(2.75)%	3.49%	17.67%

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$63,082	$26,933	$21,782	$5,517	$24,402
Ratio of expenses to average net assets:
Before fees waived/recovered	1.53%	1.74%	2.52%	2.03%	2.24%
After fees waived/recovered	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment loss
to average net assets:
Before fees waived/recovered	(0.47)%	(0.57)%	(1.43)%	(0.96)%	(0.79)%
After fees waived/recovered	(0.64)%	(0.53)%	(0.61)%	(0.63)%	(0.25)%
Portfolio turnover rate	38%	65%	71%	69%[3]	64%

[1]	Based on average shares method.
[2]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Includes the value of portfolio securities delivered as a result of an in-kind redemption.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

					Period From
					December 17, 2013*
	Year Ended June 30,				through
	2018	2017	2016	2015	June 30, 2014
Per Share Data:
Net asset value, beginning of period	$12.75	$9.72	$11.45	$10.68	$10.00

Income from investment operations:
Net investment income (loss)[1]	(0.02)	0.01	0.02	— [2]	0.01
Net realized and unrealized
gain (loss) on investments	3.89	3.04	(1.14)	0.77	0.68
Total from investment operations	3.87	3.05	(1.12)	0.77	0.69

Less distributions:
From net investment income	—	(0.02)	— [2]	— [2]	(0.01)
From net realized gain	(1.35)	—	(0.61)	—	—
Total distributions	(1.35)	(0.02)	(0.61)	— [2]	(0.01)
Net asset value, end of period	$15.27	$12.75	$9.72	$11.45	$10.68

Total return[3]	32.42%	31.39%	(9.63)%	7.26%	6.85%[4]

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$159,435	$120,847	$130,705	$143,122	$133,422
Ratio of expenses to average net assets:
Before fees waived	0.90%	0.90%	0.91%	0.89%	0.97%[5]
After fees waived	0.85%	0.85%	0.85%	0.85%	0.85%[5]
Ratio of net investment income (loss)
to average net assets:
Before fees waived	(0.16)%	(0.18)%	0.11%	(0.08)%	(0.03)%[5]
After fees waived	(0.11)%	(0.13)%	0.17%	(0.04)%	0.09%[5]
Portfolio turnover rate	72%	53%	67%	107%	55%[4,6]

*	Inception date of the Institutional Class was December 17, 2013.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	Excludes the value of portfolio securities received as a result of in-kind purchases of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

					Period From
					June 30, 2014*
	Year Ended June 30,				through
	2018	2017	2016	2015	June 30, 2014
Per Share Data:
Net asset value, beginning of period	$12.61	$10.65	$10.77	$10.00	$10.00

Income from investment operations:
Net investment income (loss)[1]	(0.02)	0.04	0.07	0.04	—
Net realized and unrealized
gain (loss) on investments	3.48	2.10	(0.12)	0.74	— [2]
Total from investment operations	3.46	2.14	(0.05)	0.78	—

Less distributions:
From net investment income	(0.01)	(0.06)	(0.07)	(0.01)	—
From net realized gain	(1.31)	(0.12)	—	—	—
Total distributions	(1.32)	(0.18)	(0.07)	(0.01)	—
Net asset value, end of period	$14.75	$12.61	$10.65	$10.77	$10.00

Total return[3]	28.67%	20.26%	(0.49)%	7.77%	0.00%[4]

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$124,392	$107,823	$88,495	$82,980	$75,001
Ratio of expenses to average net assets:
Before fees waived	0.81%	0.82%	0.83%	0.83%	0.01%[5,6]
After fees waived	0.75%	0.75%	0.75%	0.75%	0.00%[5,6]
Ratio of net investment income (loss)
to average net assets:
Before fees waived	(0.18)%	0.26%	0.59%	0.28%	(0.01)%[5,6]
After fees waived	(0.12)%	0.33%	0.67%	0.36%	0.00%[5,6]
Portfolio turnover rate	43%	43%	77%	90%	0%[4,7]

*	Inception date of the Institutional Class was June 30, 2014.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	Amount is based on a one-day fiscal year and is not indicative of future Fund expenses or income.
[7]	Excludes the value of portfolio securities received as a result of in-kind purchases of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS
June 30, 2018

1. ORGANIZATION

EntrepreneurShares™ Series Trust, a Delaware statutory trust (the “Trust”), was formed on July 1, 2010, and has authorized capital of unlimited shares of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to issue multiple series and classes of shares. The EntrepreneurShares Global Fund (the “Global Fund”), the Entrepreneur U.S. Small Cap Fund (the “U.S. Small Cap Fund”) and the Entrepreneur U.S. Large Cap Fund (the “U.S. Large Cap Fund”) (each separately a “Fund”, or collectively, “the Funds”) are each classified as a “diversified” series, as defined in the 1940 Act. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The Global Fund commenced operations on November 11, 2010. The U.S. Small Cap Fund commenced operations on December 17, 2013. The U.S. Large Cap Fund commenced operations on June 30, 2014.

The investment objective of the Global Fund is long-term capital appreciation. The Global Fund seeks to achieve its objective by investing in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by EntrepreneurShares, LLC, the Global Fund’s Sub-Advisor, and Weston Capital Advisors, LLC, the Global Fund’s investment advisor.

The investment objective of the U.S. Small Cap Fund is long-term capital appreciation. The U.S. Small Cap Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. companies with market capitalization that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by Capital Impact Advisors, LLC, the U.S. Small Cap Fund’s investment advisor.

The investment objective of the U.S. Large Cap Fund is long-term capital appreciation. The U.S. Large Cap Fund seeks to achieve its objective by investing in equity securities of U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics, as determined by Capital Impact Advisors, LLC, the U.S. Large Cap Fund’s investment advisor. Weston Capital Advisors, LLC, EntrepreneurShares LLC and Capital Impact Advisors, LLC (together “Advisors”) are majority owned by Dr. Shulman.

The Global Fund, U.S. Small Cap Fund and the U.S. Large Cap Fund offer one share class, the Institutional Class.  Effective June 29, 2012 the Global Fund ceased offering Class A shares to the public. The remaining Class A shares were converted into Retail Class shares.  Effective June 30, 2017, the U.S. Small Cap Fund ceased offering Retail Class shares to the public.  As described in the Prospectus, the Institutional Class shares do not have a 12b-1 fee.  The U.S. Small Cap Fund Retail Class shares were subject to a 0.25% distribution fee of average daily net assets. On July 31, 2017, the U.S. Small Cap Fund Retail Class shares were liquidated at the net asset value.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Valuation
The following is a summary of the Funds’ pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Funds.

In determining the net asset value (“NAV”) of the Funds’ shares, securities that are listed on a national securities exchange (other than the National Association of Securities Dealers’ Automatic Quotation System (“NASDAQ”)) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Unlisted securities held by the Funds are valued at the average of the quoted bid and ask prices in the over the-counter (“OTC”) market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the EntrepreneurShares Series Trust Board of Trustees (the “Board”). Investments in registered open-end investment companies other than exchange-traded funds are valued at the reported NAV.

Short-term investments with 61 days or more to maturity at time of purchase are valued at fair market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. There is no definitive set of circumstances under which the Funds may elect to use fair value procedures to value a security. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including restricted securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (the “SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the New York Stock Exchange that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value price assigned to a security upon sale.

Securities that are not listed on an exchange are valued by the Funds’ Advisors, under the supervision of the Board. There is no single standard for determining the fair value of a security. Rather, in determining the fair value of a security, the Advisors and the Board take into account the relevant factors and surrounding circumstances, which may include: (1) the nature and pricing history (if any) of the security; (2) whether any dealer quotations for the security are available; (3) possible valuation methodologies that could be used to determine the fair value of the security; (4) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (5) whether the same or similar securities are held by other funds managed by the Advisors or other funds and the method used to price the security in those funds; (6) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by third parties independent of the Advisors; and (7) the liquidity or illiquidity of the market for the security.

Fair Value Measurement
The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access at the measurement date;

Level 2:
Observable inputs other than quoted prices included in Level 1 that are observable for the asset either directly or indirectly. These inputs may include quoted prices for identical instruments on inactive markets, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates, and similar data;

Level 3:
Significant unobservable inputs for the asset to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset, and would be based on the best information available.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities and real estate investment trusts, and certain money market securities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. The tables below are a summary of the inputs used to value the Funds’ investments as of June 30, 2018.

Global Fund
Investments at Fair Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$59,785,653	$—	$—	$59,785,653
Short-Term Investments	3,327,399	—	—	3,327,399
Total Investments	$63,113,052	$—	$—	$63,113,052

U.S. Small Cap Fund
Investments at Fair Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$149,663,833	$—	$—	$149,663,833
Short-Term Investments	9,849,729	—	—	9,849,729
Total Investments	$159,513,562	$—	$—	$159,513,562

U.S. Large Cap Fund
Investments at Fair Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$120,857,650	$—	$—	$120,857,650
Short-Term Investments	3,559,696	—	—	3,559,696
Total Investments	$124,417,346	$—	$—	$124,417,346

*	For further information regarding security characteristics, please see the Schedules of Investments.

For the year ended June 30, 2018, the Funds had no transfers of securities between levels and no investments in derivative instruments. Transfers between levels are recognized at the end of the reporting year. The Funds did not have any Level 3 instruments during the year.

Use of Estimates and Indemnifications
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown; however, the Trust has not had claims or losses pursuant to these contracts and the Trust expects any risk of loss to be remote.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Federal Income Taxes
The Funds intend to continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent it distributes substantially all of their net investment income and net realized gains to shareholders.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority for the year ended June 30, 2018. The Funds would recognize interest and penalties, if any, related to uncertain tax benefits in the Statements of Operations. During the year ended June 30, 2018, the Funds did not incur any interest or penalties. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

Distribution to Shareholders
The Funds intend to continue to distribute to its shareholders any net investment income and any net realized long or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP.

Foreign Currency Transactions
The Funds’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. fair value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds isolate portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected as net realized and unrealized gain or loss on foreign currency in the Statements of Operations.

Investment Transactions and Investment Income
Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts.  Net realized gains or losses are determined using the best tax identification method.

3. AGREEMENTS

Global Fund’s Investment Advisory Agreement
Weston Capital Advisors, LLC, a related party of the Global Fund, oversees the performance of the Global Fund and is responsible for overseeing the management of the investment portfolio of the Global Fund. These services are provided under the terms of an investment advisory agreement between the Trust and Weston Capital Advisors, LLC, pursuant to which Weston Capital Advisors, LLC receives an annual advisory fee equal to 1.25% of the Global Fund’s average net assets.

Through November 1, 2018, the Advisor has agreed to waive and/or reimburse the Global Fund for its advisory fee, and to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment- related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of the Institutional Class shares of the Global Fund to the amounts of 1.70% per annum of net assets attributable to such shares of the Global Fund.

Weston Capital Advisors, LLC shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the Global Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the Global Fund is not obligated to pay any such reimbursed fees more than three years after the end of the fiscal year in which the expense was borne by Weston Capital Advisors, LLC.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Waived fees subject to recovery by year of expiration are as follows:

Global Fund/Weston Capital Advisors, LLC

Year of Expiration	Potential Recovery
6/30/2019	$43,459
6/30/2020	$9,986
6/30/2021	$—
Total	$53,445

Sub-Advisory services are provided to the Global Fund, pursuant to an agreement between Weston Capital Advisors, LLC and EntrepreneurShares, LLC (the “Sub-Advisor”). Under the terms of this sub-advisory agreement, Weston Capital Advisors, LLC, not the Global Fund, compensates the Sub-Advisor based on the Global Fund’s average net assets. Certain officers of Weston Capital Advisors, LLC are also officers of the Sub-Advisor. Dr. Shulman is a majority owner of both Weston Capital Advisors, LLC and the Sub-Advisor.

U.S. Small Cap Fund and U.S. Large Cap Fund Investment Advisory Agreement
Capital Impact Advisors, LLC, a related party of the U.S. Small Cap Fund and the U.S. Large Cap Fund, oversees the performance of the U.S. Small Cap Fund and the U.S. Large Cap Fund and is responsible for overseeing the management of the investment portfolio of the U.S. Small Cap Fund and the U.S. Large Cap Fund. These services are provided under the terms of investment advisory agreements between the Trust and Capital Impact Advisors, LLC, pursuant to which Capital Impact Advisors, LLC receives an annual advisory fee equal to 0.75% of the U.S. Small Cap Fund’s average net assets and 0.65% of the U.S. Large Cap Fund’s average net assets.

Through November 1, 2018 for the U.S. Small Cap Fund and the U.S. Large Cap Fund, Capital Impact Advisors, LLC has agreed to waive and/or reimburse the U.S. Small Cap Fund and the U.S. Large Cap Fund for its advisory fee, and to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of the Institutional Class shares and Retail Class Shares of the U.S. Small Cap Fund to the amounts of 0.85% and 1.10%, respectively, per annum of net assets attributable to such shares of the U.S. Small Cap Fund and 0.75% per annum of net assets attributable to shares of the U.S. Large Cap Fund. Capital Impact Advisors, LLC shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the U.S. Small Cap Fund or the U.S. Large Cap Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the U.S. Small Cap Fund and the U.S. Large Cap Fund are not obligated to pay any such reimbursed fees more than three years after the end of the fiscal year in which the expense was borne by Capital Impact Advisors, LLC.

Waived fees subject to recovery by year of expiration are as follows:

U.S. Small Cap & U.S. Large Cap/Capital Impact Advisors, LLC

Year of Expiration	Potential Recovery
	U.S. Small Cap Fund	U.S. Large Cap Fund
6/30/2019	$72,431	$66,377
6/30/2020	$77,461	$70,689
6/30/2021	$69,215	$70,676
Total	$219,107	$207,742

4. DISTRIBUTION PLAN

The Trust has adopted distribution and service (Rule 12b-1) plans (the “Plan”) for the Funds’ Retail Class shares (not available for sale at this time) and the Global Fund’s Class A shares (not available for sale at this time). The Plan allows the Funds to use up to 0.25% of the average daily net assets attributable to the Retail Class shares of the Funds to pay sales, distribution, and other fees for the sale of that share class and for services provided to holders of Retail Class shares.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The Plan allows the Global Fund to use up to 0.25% of the average daily net assets attributable to the Class A shares to pay sales, distribution, and other fees for the sale of that class and for services provided to holders of Class A shares. Because these fees are paid out of the Funds’ assets, over time, these fees will increase the cost of an investment in Retail Class or Class A shares, as applicable, and may cost the shareholder more than paying other types of sales charges. The Funds’ Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.  For the year ended June 30, 2018, the U.S. Small Cap Fund Retail Class incurred expenses of $0 pursuant to the Plan.

5. INCOME TAXES

The Funds plan to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid during the year ended June 30, 2018 and the year ended June 30, 2017 was as follows:

	Global Fund		U.S. Small Cap Fund		U.S. Large Cap Fund
Distribution paid from:	2018	2017	2018	2017	2018	2017
Ordinary income*	$1,398,039	$—	$2,117,103	$256,005	$2,287,030	$1,092,097
Long-term capital gains	1,636,833	—	10,609,112	—	7,877,079	404,731
Total distributions paid	$3,034,872	$—	$12,726,215	$256,005	$10,164,109	$1,496,828

*	For federal income tax purposes, distribution of short-term capital gains are treated as ordinary income distributions.

The Funds designate long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the tax year ended June 30, 2018.

Additionally, U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following table shows the reclassifications made:

	Increase (Decrease)
		Accumulated	Accumulated
	Paid-in	Net Investment	Net Realized
	Capital	Income/Loss	Gain/Loss
Global Fund	$—	$315,239	$(315,239)
U.S. Small Cap Fund	(25)	164,652	(164,627)
U.S. Large Cap Fund	—	131,176	(131,176)

The permanent differences relate primarily to foreign currency reclassifications, REIT, partnership adjustments and reclassification of net operating losses.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

As of June 30, 2018, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes are:

		U.S. Small	U.S. Large
	Global Fund	Cap Fund	Cap Fund
Cost of investments	$54,755,409	$117,208,311	$87,311,371
Unrealized appreciation	11,253,551	46,108,982	38,884,015
Unrealized depreciation	(2,895,908)	(3,803,731)	(1,778,040)
Unrealized appreciation/depreciation
on foreign currency	(2,545)	17	8
Net unrealized appreciation	8,355,098	42,305,268	37,105,983
Undistributed ordinary income	909,431	4,928,476	609,655
Undistributed long-term capital gain	586,563	15,580,255	1,673,823
Distributable income	1,495,994	20,508,731	2,283,478
Other accumulated gain (loss)	—	—	—
Total accumulated gain	$9,851,092	$62,813,999	$39,389,461

The table above differs from the financial statements due to timing differences related to the deferral of losses primarily due to wash sales.

6. CAPITAL SHARE TRANSACTIONS

The Trust has authorized capital of unlimited shares of no par value which may be issued in more than one class or series. Currently, the Trust consists of three series, the Funds. Transactions in shares of the Funds were as follows:

Global Fund	Year Ended	Year Ended
Institutional Class	June 30, 2018	June 30, 2017
Shares sold	2,063,378	24,904
Shares issued on reinvestment	188,608	—
Shares redeemed	(164,064)	(31,358)
Net increase (decrease) in capital share transactions	2,087,922	(6,454)

U.S. Small Cap Fund	Year Ended	Year Ended
Institutional Class	June 30, 2018	June 30, 2017
Shares sold	66,836	30,216
Shares issued on reinvestment	991,058	22,355
Shares redeemed	(91,940)	(4,016,823)
Net increase (decrease) in capital share transactions	965,954	(3,964,252)

Retail Class[1]
Shares sold	—	872
Shares issued on reinvestment	—	—
Shares redeemed	(872)	—
Net increase (decrease) in capital share transactions	(872)	872

U.S. Large Cap Fund	Yer Ended	Year Ended
Institutional Class	June 30, 2018	June 30, 2017
Shares sold	301,123	320,047
Shares issued on reinvestment	750,361	125,355
Shares redeemed	(1,169,946)	(206,800)
Net increase (decrease) in capital share transactions	(118,462)	238,602

[1]	Inception date of U.S. Small Cap Fund Retail Class was March 10, 2017. The Retail Class was liquidated on July 31, 2017.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

7. RELATED PARTIES

At June 30, 2018, certain officers of the Trust were also employees of the Advisors. However, these officers were not compensated directly by the Funds.  Refer to Note 3 for more information.

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2018, for the benefit of its shareholders, MAC & Co., held 59.2%, and National Financial Services, LLC held 30.9% of the total Global Fund shares outstanding, respectively. As of June 30, 2018, for the benefit of its shareholders, MAC & Co., an affiliate of the U.S. Small Cap Fund, held 95.4% of the total U.S. Small Cap Fund Institutional Class shares outstanding. As of June 30, 2018, for the benefit of its shareholders, MAC & Co., an affiliate of the U.S. Large Cap Fund, held 89.7% of the total U.S. Large Cap Fund shares outstanding.

9. INVESTMENT TRANSACTIONS

During the year ended June 30, 2018, the aggregate purchases and sales of securities (excluding in-kind transactions and short-term securities) were:

		U.S. Small	U.S. Large
	Global Fund	Cap Fund	Cap Fund
Purchases:	$44,171,946	$92,953,641	$47,136,024
Sales:	$17,986,319	$97,889,662	$58,215,869

The Funds did not have any purchases or sales of U.S. Government Securities.

10. MARKET RISK

The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/ or prolonged. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (“NAV”) of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund.

11. FOREIGN INVESTMENT RISK

The Global Fund generally invests a significant portion of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Global Fund invests in are sometimes open on days when the New York Stock Exchange (“NYSE”) is not open and the Global Fund does not calculate its net asset value (“NAV”), and sometimes are not open on days when the NYSE is open and the Global Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time at which the Global Fund calculates its NAV. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time at which the Global Fund calculate its NAV.

Foreign stocks, as an asset class, may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depository receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

risk including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments are typically greater in emerging and less developed markets.

12. ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. SUBSEQUENT EVENTS EVALUATION

Management has performed an evaluation of subsequent events through the date the financial statements were available to be issued and has determined that no additional items require recognition or disclosure.

EntrepreneurShares Series Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of EntrepreneurShares Series Trust and the Institutional Class of Shareholders of EntrepreneurShares Global Fund, Entrepreneur U.S. Small Cap Fund, and Entrepreneur U.S. Large Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the funds indicated in the table below comprising the EntrepreneurShares Series Trust (hereafter collectively referred to as the “Funds”), including the schedule of investments, as of June 30, 2018, and the related statements of operations, the statements of changes in net assets as indicated in the table below, and the related notes (collectively referred to as the “financial statements”). We have also audited the financial highlights for each of the periods indicated therein. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, and the results of their operations and changes in each of their changes in their net assets for each of the periods indicated in the table below and the financial highlights in conformity with accounting principles generally accepted in the United States of America.

Individual Fund
Comprising the		Statement of
EntrepreneurShares	Statements of	Changes in
Series Trust	Operations	Net Assets	Financial Highlights
EntrepreneurShares	For the year ended	For the years ended	For the years ended June 30,
Global Fund	June 30, 2018	June 30, 2018 and 2017	2018, 2017, 2016, 2015, and 2014
Entrepreneur U.S.	For the year ended	For the years ended	For the years ended June 30, 2018,
Small Cap Fund	June 30, 2018	June 30, 2018 and 2017	2017, 2016, 2015 and for the period
December 17, 2013 (inception date of
the Institutional Class) to June 30, 2014
Entrepreneur U.S.	For the year ended	For the years ended	For the years ended June 30, 2018,
Large Cap Fund	June 30, 2018	June 30, 2018 and 2017	2017, 2016, 2015 and for the period
June 30, 2014 (inception date of the
Institutional Class) to June 30, 2014

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more the EntrepreneurShares Series Trust investment companies since 2013.

Richmond, Virginia
August 29, 2018

EntrepreneurShares Series Trust

ADDITIONAL INFORMATION
June 30, 2018 (Unaudited)

1. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

		Term of		# of Portfolios	Other
		Office(1)		in Fund	Directorships
	Position(s)	and		Complex	Held by Trustee
Name, Address	Held	Length of	Principal Occupation(s)	Overseen	During Past
and Birth Year	with Trust	Time Served	During Past 5 Years	by Trustee	5 Years

Non-Interested Trustees

Dr. Stephen Sohn	Trustee	Since 2010	Chairman – Quantum	4	None
175 Federal St, Suite #875			Aesthetic Surgery Inc.;
Boston, MA 02110			Former faculty member
Birth Year: 1944			Harvard Medical School
(1974 to 1996).

George R. Berbeco	Trustee	Since 2010	Chairman – Bay Colony	4	None
175 Federal St, Suite #875			Development Corporation;
Boston, MA 02110			Former President – Devon
Birth Year: 1944			Group and General Partner –
Devon Capital Partners, LP.
(commodity trading)
(2005 to 2009).

Interested Trustees

Joel M. Shulman, CFA(2)	President	Since 2010	Member and principal of	4	None
175 Federal St, Suite #875	and Trustee		Weston since 2010;
Boston, MA 02110			Tenured professor at
Birth Year: 1955			Babson College.

Officer

Alissa Shulman	Vice	Since 2017	Associate of	4	None
175 Federal St, Suite #875	President –		EntrepreneurShares Series
Boston, MA 02110	Strategy &		Trust since 2016; Former
Birth Year: 1992	Investment,		analyst – Gordon Brothers
	Chief		Commercial & Industrial
	Compliance		and Gordon Brothers-
	Officer and		AccuVal (2014 to 2016).
Treasurer

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge, upon request by calling the Funds toll free at 1-877-271-8811 or by visiting the SEC’s website (http://www.sec.gov).

EntrepreneurShares Series Trust

ADDITIONAL INFORMATION (Continued)
June 30, 2018 (Unaudited)

2. ADDITIONAL TAX INFORMATION

Long Term Capital Gains Designation
For the year ended June 30, 2018, the Global, U.S. Small Cap and U.S. Large Cap Funds hereby designate $1,636,833, $10,609,112 and $7,877,079, respectively, as 20% rate gain distributions for purposes of the dividends paid deduction.

Qualified Dividend Income
For the year ended June 30, 2018, 49.12%, 10.00% and 93.07% of the dividends paid from net investment income, including short-term capital gains (if any), is designated as qualified dividend income for the Global, U.S. Small Cap and U.S. Large Cap Funds.

Corporate Dividends Received Deduction
For the year ended June 30, 2018, 9.50%, 7.33% and 85.92% of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders for the Global, U.S. Small Cap and U.S. Large Cap Funds.

3. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge, upon request, by calling 1-877-271-8811.

4. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available without charge, upon request, by (1) calling 1-877-271-8811, or (2) on the SEC’s website at www.sec.gov.

EntrepreneurShares Series Trust

PRIVACY POLICY
(Unaudited)

As part of the EntrepreneurShares fund family long tradition of trust, the confidentiality of personal information is paramount. We maintain high standards to safeguard your personal information. We will remain vigilant and professional in protecting that information and in using it in a fair and lawful manner. As part of this commitment to fulfilling your trust we have formulated this Privacy Policy.

Safeguarding Customer Information and Documents

To conduct regular business, we may collect nonpublic personal information from sources such as:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerances;

•	Account History, including information about the transactions and balances in a customer’s account; and

•
Correspondence, written, telephonic, or electronic between a customer and Weston Capital Advisors, LLC; Capital Impact Advisors, LLC; EntrepreneurShares, LLC, and/or any EntrepreneurShares Mutual Fund or Exchange-Traded Fund product; such as, EntrepreneurShares Global Fund, Entrepreneur US Large Cap Fund, Entrepreneur US Small Cap, or service providers to Weston Capital Advisors, Capital Impact, EntrepreneurShares, and/or EntrepreneurShares’ Funds.

To conduct regular business we collect non-public customer data in checklists, forms, in written notations, and in documentation provided to us by our customers for evaluation, registration, licensing or related consulting services. We also create internal lists of such data.

EntrepreneurShares will internally safeguard your nonpublic personal information by restricting access to only those employees who provide products or services to you or those who need access to your information to service your account. In addition, we will maintain physical, electronic and procedural safeguards that meet federal and/or state standards to guard your nonpublic personal information. Failure to observe EntrepreneurShares’ procedures regarding customer and consumer privacy will result in discipline and may lead to termination.

Sharing Nonpublic Personal and Financial Information

As the Firm shares nonpublic information solely to service our client accounts, we do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law or otherwise disclosed herein.

EntrepreneurShares is committed to the privacy and protection of our customers’ personal and financial information. We will not share any such information with any affiliated or nonaffiliated third party except:

•	When necessary to complete transactions in a customer account, such as clearing firm.
•	When required to service and/or maintain your account.
•	In order to resolve a customer dispute or inquiry.
•	With persons acting in a fiduciary or representative capacity on behalf of the customer.
•	With rating agencies, persons assessing compliance with industry standards, or to the attorneys, accountants and auditors of the firm.
•	In connection with any sale and / or merger of EntrepreneurShares’ business.
•	To prevent or protect against actual or potential fraud, identity theft, unauthorized transactions, claims or other liability.
•	To comply with all federal, state or local laws, rules, statutes and other applicable legal requirements.
•
In connection with a written agreement to provide advisory services or investment management when the information is released solely for the purpose of providing products or services covered by pursuant to the EntrepreneurShares Wrap Fee Program.

•	Upon the customer’s specific instruction, consent or request.

Note: When we share your nonpublic information with any third party for the reasons listed above, we make certain that there are written restrictions in place regarding the use and/or disclosure of said information.

Opt-Out Provisions

It is not a policy of EntrepreneurShares to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service customer accounts or is mandated by law, there are no allowances made for clients to opt out.

(This Page Intentionally Left Blank.)

EntrepreneurShares Global Fund Investment Advisor
Weston Capital Advisors, LLC
175 Federal Street, Suite #875
Boston, MA 02110

EntrepreneurShares Global Fund Investment Sub-Advisor
EntrepreneurShares, LLC
175 Federal Street, Suite #875
Boston, MA 02110

Entrepreneur U.S. Small Cap Fund and Entrepreneur U.S. Large Cap Fund Investment Advisor
Capital Impact Advisors, LLC
175 Federal Street, Suite #875
Boston, MA 02110

Independent Registered Public Accounting Firm
RSM US LLP
919 East Main Street, Suite 1800
Richmond, VA 23219

Custodian
UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, MO 64106

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

Administrator, Accountant, Transfer Agent and Dividend Disbursing Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-877-271-8811.

Annual Report

EntrepreneurShares Series Trust™

EntrepreneurShares Series Trust (“Trust”) is a registered investment company consisting of separate investment portfolios called “Funds.”  This Annual Report relates solely to the following Fund:

Name	Ticker Symbol
ERShares Entrepreneur 30 ETF	ENTR

The Fund is an exchange-traded fund.  This means that shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and trade at market prices.  The market price for the Fund’s shares may be different from its net asset value per share (“NAV”).

June 30, 2018

175 Federal Street
Suite #875
Boston, MA 02110
Toll Free: 877-271-8811

Management’s Discussion of Fund Performance	June 30, 2018 (Unaudited)

INVESTMENT OBJECTIVE

ERShares Entrepreneur 30 ETF seeks investment results that corresponds generally to the performance of its underlying index.

FUND PERFORMANCE (AS OF 6/30/18)	Average Annual
	Total Returns	Expense Ratio(a)
	Inception(b)	Total
ERShares Entrepreneur 30 ETF (ENTR) – Total Return (at Net Asset Value)(c)	17.43%	0.49%
ERShares Entrepreneur 30 ETF (ENTR) – Total Return (at Market Value)(d)	17.76%	N/A
Entrepreneur 30 Index(e)	17.60%	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 877-271-8811 or visit http://www.ershares.com.

*	The chart represents historical performance of a hypothetical investment of $10,000 in ERShares Entrepreneur 30 ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)
The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated November 3, 2017. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2018 can be found in the Financial Highlights.

(b)	Commencement of operations November 7, 2017.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)
Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)
The Entrepreneur 30 Index represents the 30 largest publicly-traded, market capitalized companies that meet the key entrepreneurial standards set forth by the Index. The Entrepreneur 30 Index selects companies from Index Universe using six factors. The six factors, referred to as entrepreneurial standards include Management, Compensation, Revenue, Ownership, Profitability, and Company Statistics. Companies are not eligible to enter the Index until one year after their initial public offering or spin-off. An investor cannot invest directly in the index.

Annual Shareholder Report
2

Expense Example	June 30, 2018 (Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example below is based on an investment of $1,000 invested on January 1, 2018 and held through the period ended June 30, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, the return of 5% is hypothetical, not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual	Hypothetical
	Beginning	Ending	Ending
	Account	Account	Account	Actual	Total	Hypothetical	Annualized
	Value	Value	Value	Expenses	Return	Expenses	Net Expense
Fund	1/1/18	6/30/18	6/30/18	Paid(1)	at NAV	Paid(1)(2)	Ratio
ERShares Entrepreneur 30 ETF	$1,000.00	$1,151.80	$1,022.36	$2.61	15.18%	$2.46	0.49%

(1)	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one-half year period).
(2)	Represents the hypothetical 5% annual return before taxes.

Annual Shareholder Report
3

Schedule of Investments Summary Table	June 30, 2018

ERShares Entrepreneur 30 ETF
Percentage of Fair Value
Communications	18.9%
Consumer Discretionary	10.4%
Energy	6.4%
Financials	23.8%
Health Care	6.9%
Industrials	3.6%
Materials	2.8%
Technology	27.2%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of June 30, 2018, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Schedule of Investments

Shares		Fair Value
Common Stocks — 99.6%

Communications — 18.8%
3,761	Alphabet, Inc., Class A†	$4,246,883
25,283	Facebook, Inc., Class A†	4,912,992
7,595	Netflix, Inc.†	2,972,911
47,496	Zayo Group Holdings, Inc.†	1,732,654
		13,865,440
Consumer Discretionary — 10.4%
3,421	Amazon.com, Inc.†	5,815,016
24,250	Las Vegas Sands Corp.	1,851,730
		7,666,746
Energy — 6.4%
32,678	Continental Resources, Inc.†	2,116,227
85,262	Parsley Energy, Inc., Class A†	2,581,734
		4,697,961
Financials — 23.7%
13,422	Alexandria Real Estate Equities, Inc.	1,693,454
4,749	BlackRock, Inc.	2,369,941
25,143	First Republic Bank	2,433,591
11,977	FleetCor Technologies, Inc.†	2,522,955
29,374	Intercontinental Exchange, Inc.	2,160,458
26,375	Prologis, Inc.	1,732,573
38,821	SEI Investments Co.	2,427,089
34,727	Square, Inc., Class A†	2,140,572
		17,480,633
Health Care — 6.9%
7,912	Regeneron Pharmaceuticals, Inc.†	2,729,561
21,247	Universal Health
	Services, Inc., Class B	2,367,766
		5,097,327
Industrials — 3.6%
11,763	FedEx Corp.	2,670,907

Materials — 2.8%
44,919	Steel Dynamics, Inc.	2,064,028

Technology — 27.0%
21,720	Akamai Technologies, Inc.†	1,590,556
4,422	CoStar Group, Inc.†	1,824,650
7,933	IPG Photonics Corp.†	1,750,258
27,293	Microchip Technology, Inc.	2,482,298
10,268	NVIDIA Corp.	2,432,489
16,450	Salesforce.com, Inc.†	2,243,780
47,186	SS&C Technologies Holdings, Inc.	2,448,953
19,824	Synopsys, Inc.†	1,696,340
22,051	Veeva Systems, Inc., Class A†	1,694,840
14,764	Workday, Inc., Class A†	1,788,216
		19,952,380
Total Common Stocks
(Cost $65,735,969)		$73,495,422
Total Investments — 99.6%
(Cost $65,735,969)		$73,495,422
Other Assets less Liabilities — 0.4%		318,589
Net Assets — 100.0%		$73,814,011

†   Non-income producing security

(The accompanying notes are an integral part of these Financial Statements)

Annual Shareholder Report
4

Statement of Assets and Liabilities	June 30, 2018

ERShares
Entrepreneur 30 ETF
Assets:
Investments, at value (Cost $65,735,969)	$73,495,422
Cash	320,474
Dividends receivable	28,204
Total Assets	73,844,100

Liabilities:
Accrued expenses:
Management fee	30,089
Total Liabilities	30,089
Net Assets	$73,814,011

Net Assets consist of:
Capital	$64,347,695
Accumulated net investment income	51,850
Accumulated net realized gains from investment transactions	1,655,013
Net unrealized appreciation on investments	7,759,453
Net Assets	$73,814,011

Net Assets:	$73,814,011
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value):	4,200,000
Net Asset Value (offering and redemption price per share):	$17.57

(The accompanying notes are an integral part of these Financial Statements)

Annual Shareholder Report
5

Statement of Operations

ERShares
Entrepreneur 30 ETF
For the period
November 7, 2017(a)
through
June 30, 2018
Investment Income:
Dividend income	$292,313
Total Investment Income	292,313

Expenses:
Management fee	193,308
Total Net Expenses	193,308
Net Investment Income	99,005

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains from investment transactions	1,651,842
Change in unrealized appreciation on investments	7,759,453
Net Realized and Unrealized Gains (Losses) on Investments	9,411,295
Change in Net Assets Resulting From Operations	$9,510,300

(a)	Commencement of operations.

(The accompanying notes are an integral part of these Financial Statements)

Annual Shareholder Report
6

Statement of Changes in Net Assets

ERShares
Entrepreneur 30 ETF
For the period
November 7, 2017(a)
through
June 30, 2018
From Investment Activities:
Operations:
Net investment income	$99,005
Net realized gains from investment transactions	1,651,842
Change in unrealized appreciation on investments	7,759,453
Change in net assets resulting from operations	9,510,300

Distributions to Shareholders From:
Net investment income	(43,984)
Change in net assets from distributions	(43,984)

Capital Transactions:
Proceeds from shares issued	64,347,695
Change in net assets from capital transactions	64,347,695
Change in net assets	73,814,011

Net Assets:
Beginning of period	—
End of period	$73,814,011
Accumulated undistributed net investment income	$51,850

Share Transactions:
Issued	4,200,000
Change in shares	4,200,000

(a)	Commencement of operations.

(The accompanying notes are an integral part of these Financial Statements)

Annual Shareholder Report
7

Financial Highlights

ERShares Entrepreneur 30 ETF

Ratio of
Net
			Net								Investment	Net
			Realized &							Ratio	Income	Assets
			Unrealized				Net		Total	of Net	(Loss) to	at
	Net Asset		Gains &	Total	Distributions		Asset	Total	Return	Expenses	Average	End
	Value,	Net	(Losses)	from	from Net	Total	Value,	Return	at	to Net	Net	of	Portfolio
	Beginning	Investment	on	Investment	Investment	Distri-	End of	at NAV	Market	Assets	Assets	Period	Turnover
	of Period	Income	Investments	Activities	Income	butions	Period	(a)(b)	(a)(c)	(d)	(d)	(000’s)	(a)
November 7, 2017(e) through June 30, 2018	$15.00	0.03	2.55	2.58	(0.01)	(0.01)	$17.57	17.43%	17.76%	0.49%	0.25%	$73,814	32%

(a)	Not annualized for periods less than one year.
(b)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(c)
Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value.  Market value is determined by the composite closing price.  Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets.  The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period.  Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(d)	Annualized for periods less than one year.
(e)	Commencement of operations.

(The accompanying notes are an integral part of these Financial Statements)

Annual Shareholder Report
8

Notes to Financial Statements	June 30, 2018

(1)  Organization

EntrepreneurShares Series Trust™ (the “Trust”) was organized on July 1, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of four funds and is authorized to issue an unlimited number of shares for each fund (“Shares”). The accompanying financial statements are those of the ERShares Entrepreneur 30 ETF (the “Fund”). The Fund is an exchange-traded fund whose investment objective is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Entrepreneur 30 Index. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies, and strategies. The Fund is non-diversified and therefore may invest a greater percentage of its assets in a particular issuer than a diversified Fund. The assets of the Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on November 7, 2017.

Shares of the Fund are listed and traded on the NYSE Arca. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 50,000 Shares, called (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Investment Valuations

The Fund holds investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Fund may use a pricing service, bank, or broker-dealer experienced in such matters to value the Fund’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Fund’s investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets.

Level 2 –	Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Annual Shareholder Report
9

Notes to Financial Statements (Continued)	June 30, 2018

Level 3 –	Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The following table provides the fair value measurement as of June 30, 2018, while the breakdown, by category, of common stocks is disclosed in the Schedule of Investments for the Fund.

	Level 1	Total Investments
ERShares Entrepreneur 30 ETF
Common Stocks(1)	$73,495,422	$73,495,422
Total Investments	$73,495,422	$73,495,422

(1)	Please see the Schedule of Investments for industry classifications.

The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the period ended June 30, 2018. As of June 30, 2018, no securities were categorized as Level 2 or Level 3.

B.  Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the net asset value (“NAV”) on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Fund may be subject to foreign taxes on gains in investments or currency repatriation. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

C.  Cash

Idle cash may be swept into various overnight demand deposits and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D.  Dividends and Distributions to Shareholders

The Fund intends to distribute to its shareholders any net investment income and net realized long or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to return of capital from investments.

(3)  Investment Advisory and Other Contractual Services

A.  Investment Advisory Fees

Capital Impact Advisors, LLC (the “Advisor”), a related party, serves as the Fund’s investment advisor pursuant to an Investment Advisory Agreement. Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust. The Advisor has arranged for distribution, custody, fund administration, transfer agency and all other services

Annual Shareholder Report
10

Notes to Financial Statements (Continued)	June 30, 2018

necessary for the Fund to operate. The Advisor receives a fee for its services, a “Unified fee”, computed daily and paid monthly, of 0.49% of the Fund’s average daily net assets. Out of the Unified fee, the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, acquired fund fees and expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Advisor’s Unified fee is designed to cause substantially all of the Fund’s expenses to be paid and to compensate the Advisor for providing services for the Fund.

B.  General

At June 30, 2018, certain officers of the Trust are officers, directors and/or trustees of the Advisor. Certain officers of the Trust were also employees of the Advisor. However, these officers were not compensated directly by the Fund.

(4)  Investment Transactions

Purchases and sales of investments, excluding in-kind transactions, for the period ended June 30, 2018 were as follows:

	Purchases	Sales
ERShares Entrepreneur 30 ETF	$20,301,357	$20,563,888

Purchases and sales of in-kind transactions for the period ended June 30, 2018 were as follows:

	Purchases	Sales
ERShares Entrepreneur 30 ETF	$64,346,591	$ —

(5)  Capital Share Transactions

Shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in shares for the Fund are disclosed in detail on the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard transaction fee charge is $250.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statement of Assets and Liabilities.

During the period ended June 30, 2018, the Fund received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

	Shares	Fair Value
ERShares Entrepreneur 30 ETF	535,862	$64,346,591

(6)  Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since

Annual Shareholder Report
11

Notes to Financial Statements (Continued)	June 30, 2018

then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements.

As of June 30, 2018, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

				Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation/
	of Securities	Appreciation	Depreciation	(Depreciation)
ERShares Entrepreneur 30 ETF	$65,761,949	$8,263,074	$529,601	$7,733,473

The tax character of distributions paid during the fiscal year ended June 30, 2018 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Total
	Income	Capital Gains	Distributions	Distributions Paid
ERShares Entrepreneur 30 ETF	$43,984	$—	$43,984	$43,984

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long Term	Accumulated	Capital and	Appreciation	Accumulated
	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings (Deficit)
ERShares
Entrepreneur 30 ETF	$1,729,672	$3,171	$1,732,843	$—	$7,733,473	$9,466,316

(7)  Investment Risks

ETF Risk

The NAV of the Fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, the Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above or below their NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/ or prolonged. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

(8)  Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were available to be issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements.

Annual Shareholder Report
12

Report of Independent Registered Public Accounting Firm	June 30, 2018

To the Board of Trustees of EntrepreneurShares Series Trust and the Shareholders of ERShares Entrepreneur 30 ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ERShares Entrepreneur 30 ETF (the Fund), a separate series of the EntrepreneurShares Series Trust, as of June 30, 2018, the related statements of operations, and changes in net assets for the period from November 7, 2017 (commencement of operations) through June 30, 2018, including the related notes, and the financial highlights for the period from November 7, 2017 (commencement of operations) through June 30, 2018 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of ERShares Entrepreneur 30 ETF as of June 30, 2018, the results of its operations, the changes in its net assets and the financial highlights for the period from November 7, 2017 (commencement of operations) through June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more the EntrepreneurShares Series Trust investment companies since 2013.

Richmond, VA
August 29, 2018

Annual Shareholder Report
13

Additional Information	June 30, 2018 (Unaudited)

ADDITIONAL FEDERAL INCOME TAX INFORMATION

For the fiscal year ended June 30, 2018, the following percentages of the total ordinary income distributions paid by the Fund qualifies for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
ERShares Entrepreneur 30 ETF	12.01%

For the fiscal year ended June 30, 2018, distributions paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the taxable year ended June 30, 2018, the percentages of Qualified Dividend Income are as follows:

Qualified Dividend Income
ERShares Entrepreneur 30 ETF	11.85%

PREMIUM/DISCOUNT INFORMATION

The chart below presents information about differences between the per share net asset value (“NAV”) of the Fund and the market trading price of shares of the Fund. For these purposes, the “market price” is the composite close for Fund shares as of the close of trading on all exchanges where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange-traded funds, the market price of Fund shares is typically slightly higher or lower than a Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

	Calendar Year ended		Second Calendar Quarter
	December 31, 2017(a)		ended June 30, 2018
	Number	Percentage of	Number of	Percentage of
Premium/Discount Range	of Days	Total Days	Days	Total Days
Greater than 2.0%	—	—	—	—
Greater than 1.5% and Less than 2.0%	—	—	—	—
Greater than 1.0% and Less than 1.5%	—	—	1	1.56
Greater than 0.5% and Less than 1.0%	—	—	6	9.38
Between 0.5% and -0.5%	36	100.00	52	81.24
Less than -0.5% and Greater than -1.0%	—	—	3	4.69
Less than -1.0% and Greater than -1.5%	—	—	2	3.13
Less than -1.5% and Greater than -2.0%	—	—	—	—
Less than -2.0%	—	—	—	—
	36	100.00%	64	100.00%

(a)	For the period from the commencement of operations on November 7, 2017.

Annual Shareholder Report
14

Additional Information (Continued)	June 30, 2018 (Unaudited)

ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

		Term of		# of
		Office(1)		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position(s)	Length	Occupation(s)	Complex	Held by
Name, Address	Held with	of Time	During Past	Overseen	Trustee During
and Birth Year	Trust	Served	5 Years	by Trustee	Past 5 Years
Non-Interested Trustees
Chairman – Quantum
Aesthetic Surgery Inc.;
Dr. Stephen Sohn
175 Federal St,			Former faculty
Suite #875			member Harvard
Boston, MA 02110		Since	Medical School
Birth Year: 1944	Trustee	2010	(1974 to 1996)	4	None
Chairman – Bay
Colony Development
Corporation;

Former President –
George R. Berbeco			Devon Group and
175 Federal St,			General Partner –
Suite #875			Devon Capital Partners,
Boston, MA 02110		Since	LP. (commodity trading)
Birth Year: 1944	Trustee	2010	(2005 to 2009)	4	None

Interested Trustees
Member and
Joel M. Shulman, CFA(2)			principal of Weston
175 Federal St,			since 2010;
Suite #875
Boston, MA 02110	President	Since	Tenured professor
Birth Year: 1955	and Trustee	2010	at Babson College	4	None

Officer
Associate of
EntrepreneurShares
	Vice		Series Trust since 2016;
President –
	Strategy &		Former analyst –
Alissa Shulman	Investment,		Gordon Brothers
175 Federal St,	Chief		Commercial &
Suite #875	Compliance		Industrial and Gordon
Boston, MA 02110	Officer and	Since	Brothers-AccuVal
Birth Year: 1992	Treasurer	2017	(2014 to 2016)	4	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge, upon request by calling the Funds toll free at 1-877-271-8811 or by visiting the SEC’s website (http://www.sec.gov).

Annual Shareholder Report
15

Additional Information (Continued)	June 30, 2018 (Unaudited)

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge, upon request, by calling 1- 877-271-8811.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-271-8811, and (2) on the SEC’s website at www.sec.gov.

Annual Shareholder Report
16

Privacy Policy

As part of the EntrepreneurShares Series Trust fund family long tradition of trust, the confidentiality of personal information is paramount. We maintain high standards to safeguard your personal information. We will remain vigilant and professional in protecting that information and in using it in a fair and lawful manner. As part of this commitment to fulfilling your trust we have formulated this Privacy Policy.

Safeguarding Customer Information and Documents

To conduct regular business, we may collect nonpublic personal information from sources such as:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerances;

•	Account History, including information about the transactions and balances in a customer’s account; and

•	Correspondence, written, telephonic, or electronic between a customer and Capital Impact Advisors and/or EntrepreneurShares, or service providers to Capital Impact Advisors and/or EntrepreneurShares.

To conduct regular business we collect non-public customer data in checklists, forms, in written notations, and in documentation provided to us by our customers for evaluation, registration, licensing or related consulting services. We also create internal lists of such data.

EntrepreneurShares will internally safeguard your nonpublic personal information by restricting access to only those employees who provide products or services to you or those who need access to your information to service your account. In addition, we will  maintain physical, electronic and procedural safeguards that meet federal and/or state standards to guard your nonpublic personal information. Failure to observe EntrepreneurShares’ procedures regarding customer and consumer privacy will result in discipline and may lead to termination.

Sharing Nonpublic Personal and Financial Information

As the Firm shares nonpublic information solely to service our client accounts, we do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law or otherwise disclosed herein.

EntrepreneurShares is committed to the privacy and protection of our customers’ personal and financial information. We will not share any such information with any affiliated or nonaffiliated third party except:

•	When necessary to complete transactions in a customer account, such as clearing firm.

•	When required to service and/or maintain your account.

•	In order to resolve a customer dispute or inquiry.

•	With persons acting in a fiduciary or representative capacity on behalf of the customer.

•	With rating agencies, persons assessing compliance with industry standards, or to the attorneys, accountants and auditors of the firm.

•	In connection with any sale and / or merger of EntrepreneurShares’ business.

•	To prevent or protect against actual or potential fraud, identity theft, unauthorized transactions, claims or other liability.

•	To comply with all federal, state or local laws, rules, statutes and other applicable legal requirements.

•
In connection with a written agreement to provide advisory services or investment management when the information is released solely for the purpose of providing products or services covered by pursuant to the EntrepreneurShares Wrap Fee Program.

•	Upon the customer’s specific instruction, consent or request.

Note: When we share your nonpublic information with any third party for the reasons stated above, we make certain that there are written restrictions in place regarding the use and/or disclosure of said information.

Opt-Out Provisions

It is not a policy of EntrepreneurShares to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service customer accounts or is mandated by law, there are no allowances made for clients to opt out.

Annual Shareholder Report
17

(This Page Intentionally Left Blank.)

ERShares Entrepreneur 30 ETF Advisor
Capital Impact Advisors, LLC
175 Federal Street, Suite #875
Boston, MA 02110

Entrepreneur 30 Index Sponsor
EntrepreneurShares LLC
175 Federal Street, Suite #875
Boston, MA 02110

Independent Registered Public Accounting Firm
RSM US LLP
919 East Main Street, Suite 1800
Richmond, VA 23219

Custodian
Citibank, N.A.
111 Wall Street
New York, NY 10005

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Accountant, Transfer Agent And Dividend Disbursing Agent
Citi Fund Services Ohio, Inc.
4400 Easton Commons, Suite 200
Columbus, OH 43219

Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-877-271-8811.

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its Code of Ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the Code of Ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, upon request, by mail, by calling the registrant at 1-877-271-8811.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including a review of excise tax calculation and annual distribution requirements. There were no “Other Services” provided by the principal account. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2018 RSM US LLP	FYE 6/30/2017 RSM US LLP
Audit Fees	$65,750	$48,300
Audit-Related Fees	$0	$0
Tax Fees	$11,950	$8,400
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by RSM US LLP for the fiscal year ended June 30, 2018 and for the fiscal year ended June 30, 2017 applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018 RSM US LLP	FYE 6/30/2017 RSM US LLP
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2018 RSM US LLP	FYE 6/30/2017 RSM US LLP
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act.  All of the Board’s independent Trustees, Dr. Stephen Sohn and George R. Berbeco, are members of the Audit Committee.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308).  Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               EntrepreneurShares Series Trust

By (Signature and Title)*    /s/Dr. Joel M. Shulman
Dr. Joel M. Shulman, President

Date    September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Dr. Joel M. Shulman
Dr. Joel M. Shulman, President

Date    September 5, 2018

By (Signature and Title)*     /s/Alissa Shulman
Alissa Shulman, Treasurer

Date    September 5, 2018

* Print the name and title of each signing officer under his or her signature.